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                                                                   Exhibit 99-B

                    Certification of Chief Executive Officer
                                   Pursuant to
                              U.S.C. Section 1350,
                             as Adopted Pursuant to
                  Section 906 of The Sarbanes-Oxley Act of 2002

I, Steven A. Raymund, Chairman of the Board of Directors and Chief Executive Officer of Tech Data Corporation, do hereby certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(i) Tech Data's Quarterly Report on Form 10-Q for the quarterly period ended April 30, 2003, (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  June 10, 2003

                                        /s/ Steven A. Raymund
                               --------------------------------------------
                                            Steven A. Raymund
                                 Chairman of the Board of Directors and
                                         Chief Executive Officer